UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2018
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
510 Lake Cook Road, Suite 100, Deerfield, Illinois (Address of principal executive offices)	60015 (Zip Code)
Registrant’s telephone number, including area code: (224) 551-4000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 13, 2018, Caterpillar Inc. (the “Company”) held its 2018 Annual Shareholders Meeting. Set forth below are the voting results for each of the matters submitted to a vote of the Company’s shareholders.

Proposal 1 – Company Proposal - Election of Directors

All nominees for election to the Company’s Board of Directors named in the Proxy Statement were elected, each to a one-year term, with the following vote:

Director	For	Against	Abstain	Broker Non-Votes
Kelly A. Ayotte	405,559,838	3,784,873	1,231,716	113,429,120
David L. Calhoun	397,703,220	10,351,671	2,521,536	113,429,120
Daniel M. Dickinson	402,614,012	6,619,921	1,342,494	113,429,120
Juan Gallardo	399,761,664	9,379,589	1,435,174	113,429,120
Dennis A. Muilenburg	405,832,564	3,436,895	1,306,968	113,429,120
William A. Osborn	396,720,613	12,482,140	1,373,674	113,429,120
Debra L. Reed	396,923,369	12,383,310	1,269,748	113,429,120
Edward B. Rust, Jr.	399,035,875	10,207,425	1,333,127	113,429,120
Susan C. Schwab	403,086,954	6,280,210	1,209,263	113,429,120
D. James Umpleby, III	404,026,940	5,146,273	1,403,214	113,429,120
Miles D. White	369,892,592	39,209,525	1,474,310	113,429,120
Rayford Wilkins, Jr.	405,625,163	3,499,149	1,452,115	113,429,120

Proposal 2 – Company Proposal - Ratification of Independent Registered Accounting Firm

The proposal requesting ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018 was approved with the following vote:

For	Against	Abstain
509,333,779	13,223,614	1,448,154

Proposal 3 – Company Proposal - Advisory vote on executive compensation

The proposal requesting that the shareholders of the Company approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
386,989,020	21,018,057	2,569,350	113,429,120

Proposal 4 – Shareholder Proposal - Decrease Percent of Ownership Required to Call Special Shareholder Meeting

The proposal requesting that the Company give shareholders in the aggregate of 15 percent of the Company’s outstanding common stock the power to call a special shareholder meeting was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
135,960,702	272,072,682	2,543,043	113,429,120

Proposal 5 – Shareholder Proposal - Amend the Company’s Compensation Clawback Policy

The proposal requesting that the Board of Directors amend the Company’s compensation clawback policy was not voted upon at the Annual Meeting because neither the proponent, nor a qualified representative of the proponent, appeared at the Annual Meeting to present the proposal.

Proposal 6 – Shareholder Proposal - Require Human Rights Qualifications for Director Nominees

The proposal requesting that the Board of Directors nominate for Board election at least one candidate with human rights qualifications was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
19,853,514	387,435,571	3,287,342	113,429,120

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

June 19, 2018	By:	/s/ Suzette M. Long
Suzette M. Long General Counsel & Corporate Secretary